                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the use of our report dated May 27, 1999 included in this Registration Statement on Form 8-K/A. It should be noted that we have not audited any financial statements of Lyte Optronics, Inc. subsequent to December 31, 1998 or performed any audit procedures subsequent to the date of our report.




                                        ARTHUR ANDERSEN LLP


Los Angeles, California
August 10, 1999